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                                 Exhibit 10.7
                                 ------------

                     MEMBERSHIP INTEREST PLEDGE AGREEMENT


     THIS MEMBERSHIP INTEREST PLEDGE AGREEMENT (this "Agreement"), dated as of September 20, 2001, is made between Amerigon Incorporated, a California corporation ("Borrower"), and Big Beaver Investments LLC, a Delaware limited liability company ("Lender").

     WHEREAS, Borrower is a member of BSST LLC, a Delaware limited liability ("BSST"), pursuant to the terms of that certain Amended and Restated Operating Agreement of BSST LLC, dated as of May 30, 2001 (the "LLC Agreement");

     WHEREAS, Borrower is the holder of two thousand (2,000) units of Series A Preferred Units (as defined in the LLC Agreement) of BSST, which constitute one hundred percent (100%) of the Series A Preferred Units of BSST;

     WHEREAS, Borrower and Lender are parties to that certain Credit Agreement dated as of September 20, 2001 (as amended, modified, renewed or extended from time to time, the "Credit Agreement"), which Credit Agreement provides, among other things, for Borrower's borrowing of certain funds from Lender;

     WHEREAS, Borrower and Lender are parties to that certain Security Agreement dated as of September 20, 2001 (as amended, modified, renewed or extended from time to time, the "Security Agreement"), which Security Agreement provides, among other things, for the grant by Borrower to Lender of a security interest in all of Borrower's property and assets, including, without limitation, the LLC Collateral (as defined below); and

     WHEREAS, it is a condition precedent to the borrowings under the Credit Agreement that Borrower enter into this Agreement and grant to Lender the security interests hereinafter provided to secure the obligations of the Borrower under the Credit Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. RECITALS. The above premises are true and correct and are incorporated herein by reference.

     SECTION 2. DEFINITIONS; INTERPRETATION.

          (a) All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b) In this Agreement, (i) the meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined, and (ii) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.
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     SECTION 3. PLEDGE AND GRANT OF SECURITY INTEREST.

          (a) As additional security for the payment and performance of the Obligations by Borrower to Lender, Borrower hereby pledges, assigns, transfers and conveys and grants a continuing security interest in favor of Lender, for security purposes, in all of Borrower's right, title and interest in and to, whether now existing or hereafter from time to time acquired, as a member of BSST (collectively, the "LLC Collateral"), including, without limitation, (i) Borrower's Membership Interest (as defined in the LLC Agreement), (ii) two thousand (2,000) units of Series A Preferred Units (as defined in the LLC Agreement) (the "Pledged Units"), (iii) all dividends, distributions, instruments and other property of any kind from time to time received, receivable or otherwise distributed in respect of or in exchange therefor, and
(iv) all proceeds of any of the foregoing.

          (b) This Agreement shall create a continuing security interest in the LLC Collateral, which shall remain in effect until terminated in accordance with the terms and conditions of this Agreement.

     SECTION 4. VOTING RIGHTS AND DISTRIBUTIONS

          (a) So long as no Event of Default shall have occurred and be continuing, Borrower shall be entitled to exercise all voting and other consensual rights, if any, for any purpose not inconsistent with the terms of this Agreement or any other Loan Documents.

          (b) So long as no Event of Default shall have occurred and be continuing, any and all Distributions (as defined in the LLC Agreement) and other proceeds pertaining to the LLC Collateral shall be delivered to Lender to be held in pledge hereunder and shall become part of the LLC Collateral.

          (c) Upon the occurrence and during the continuance of any Event of Default, (i) all rights of Borrower to exercise the voting and other consensual rights, if any, which Borrower would otherwise be authorized to exercise pursuant to Section 4(a) shall cease, and all such rights shall thereupon become vested in Lender who then shall have the sole right to exercise any such voting and other consensual rights, and (ii) Lender shall have the right to apply all Distributions and any cash so received to the Obligations. Effective upon the occurrence and during the continuance of an Event of Default, Borrower hereby grants to Lender an irrevocable proxy coupled with an interest for the LLC Collateral, pursuant to which proxy Lender shall be entitled to vote or consent with respect to the LLC Collateral in its sole discretion, as applicable.

          (d) If during the term of this Agreement any non-cash Distribution, reclassification, readjustment or other change is declared or made with respect to any of the LLC Collateral, or if warrants or any other rights or options are issued in connection with any of the LLC Collateral, or if additional units or other securities are issued in connection with any of the LLC Collateral (whether or not for valuable consideration), all such new, substituted and/or additional units or other securities shall be pledged immediately to Lender to be held under the terms of this Agreement in the same manner as the LLC Collateral are held hereunder, and shall become part of the LLC Collateral.

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     SECTION 5. FURTHER ASSURANCES; APPOINTMENT OF LENDER AS ATTORNEY-IN-FACT.

          (a) With respect to the LLC Collateral, Borrower shall, if requested by Lender, cause BSST to duly authorize and execute, and deliver to Lender an agreement for the benefit of Lender pursuant to which, following the occurrence of and during the continuance of an Event of Default, BSST agrees to comply with any and all instructions regarding BSST originated by Lender without further consent by Borrower (or other registered owner) and not to comply with instructions regarding the LLC Collateral originated by any other Person other than a court of competent jurisdiction.

          (b) All certificates (if and when available) and instruments representing or evidencing any of the LLC Collateral shall be delivered to Lender in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender.

          (c) Immediately and without further notice, upon the occurrence of and during the continuance of any Event of Default, Lender, at any time and at its sole discretion, may have any or all of the LLC Collateral registered in Lender's name or that of its nominee or nominees.

          (d) Borrower at its expense shall execute and deliver, or cause to be executed and delivered, to Lender any and all documents and instruments, in form and substance satisfactory to Lender, and take any and all action, which Lender may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Lender's security interest in the LLC Collateral and to accomplish the purposes of this Agreement. Lender shall have the right to, in the name of Borrower, or in the name of Lender or otherwise, without notice to or assent by Borrower, and Borrower hereby irrevocably constitutes and appoints Lender (and any of Lender's officers or employees or agents designated by Lender) as Borrower's true and lawful attorney-in-fact with full power and authority, (i) to sign the name of Borrower on all or any of such documents or instruments and perform all other acts that Lender deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Lender's security interest in, the LLC Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of Borrower, which Lender may deem necessary or advisable to maintain, preserve and protect the LLC Collateral and to accomplish the purposes of this Agreement, including, without limitation, (A) to defend, settle, adjust or (after the occurrence and during the continuance of any Event of Default) institute any action, suit or proceeding with respect to the LLC Collateral, and
(B) after the occurrence and during the continuance of any Event of Default, to assign any and all of the LLC Collateral to any Person, including itself, without Borrower's written consent. The power of attorney set forth in this
Section 4(d), being coupled with an interest, is irrevocable, so long as this Agreement shall not have terminated in accordance with Section 20.

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          (e)  The foregoing shall in no way limit Lender's rights and remedies upon or after the occurrence and during the continuance of an Event of Default.

     SECTION 6. LENDER'S DUTIES. Notwithstanding any provision contained in this Agreement, Lender shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Borrower or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Lender hereunder or in connection herewith, Lender shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the LLC Collateral.

     SECTION 7. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender that:

          (a) The Pledged Units are uncertificated, are duly authorized and fully paid, and constitute all of the issued and outstanding units of the Series A Preferred Units of BSST;

          (b) Borrower is the legal, record and beneficial owner of the Pledged Units and has good and marketable title thereto, free and clear of any lien, hypothecation, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement, and has full right to pledge, assign, transfer and deliver the Pledged Units;

          (c) Borrower has full legal capacity, right, power and authority, without the consent of any other Person, to execute and deliver this Agreement, to pledge the LLC Collateral, and to carry out the transactions contemplated hereby;

          (d) This Agreement constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms; and

          (e) With respect to the LLC Collateral and for the purposes of granting and perfecting the security interest provided herein, Borrower is not subject to laws of a jurisdiction other than the State of California.

     SECTION 8. COVENANTS.

          (a) Borrower will appear in and defend any action, suit or proceeding which may affect to a material extent its right, title or interest in the LLC Collateral.

          (b) Borrower will not sell, convey, transfer, or otherwise dispose of any LLC Collateral or any interest therein or create, incur or permit to exist any pledge, mortgage, lien, charge, security interest or other encumbrance with respect to the LLC Collateral or the proceeds thereof, other than that created hereby.

          (c) Borrower will deliver promptly to Lender any property received in exchange for or as a distribution on or with respect to the LLC Collateral (with any necessary endorsement), other than cash distributions.

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          (d)  Borrower will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest intended to be granted hereby or to enable Lender to exercise and enforce his rights and remedies hereunder with respect to any LLC Collateral.

     SECTION 9.  LENDER'S RIGHTS AND REMEDIES.

          (a) Lender shall have all rights and remedies available to it under this Agreement, the Security Agreement, the other Loan Documents and applicable law with respect to the security interests in any of the LLC Collateral or any other collateral. Borrower agrees that such rights and remedies include, but are not limited to, the right of Lender as a secured party to sell or otherwise dispose of Borrower's collateral after any Event of Default pursuant to the UCC (as such term is defined in the Security Agreement).

          (b) The cash proceeds actually received from the sale or other disposition or collection of LLC Collateral, and any other amounts received in respect of the LLC Collateral the application of which is not otherwise provided for herein, shall be applied as provided in the Security Agreement.

          (c) Each right, power and remedy of Lender provided for in this Agreement, other Loan Documents, or any related agreement now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy.

     SECTION 10. PRIVATE SALE.   In view of the fact that federal and state
securities laws may impose certain restrictions upon the method by which a sale of Pledged Units may be effected, it is agreed that upon and after an Event of Default, Lender may from time to time attempt to sell all or any part of the LLC Collateral by means of a private sale, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. Borrower acknowledges that such private sales may be at prices and on terms less favorable to the seller than if the LLC Collateral were sold at a public sale and that the Lender has no obligation to delay the sale of any LLC Collateral to permit the registration of the LLC Collateral for public sale under any securities law.

     SECTION 11. NOTICES. All notices or other communications hereunder shall be given in the manner and to the addresses specified in the Credit Agreement. All such notices and other communications shall be effective (i) if delivered by hand, when delivered; (ii) if sent by mail, upon the earlier of the date of receipt or five Business Days after deposit in the mail, first class (or air mail, with respect to communications to be sent to or from the United States); and (iii) if sent by facsimile transmission, when sent.

     SECTION 12. NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to Lender.

     SECTION 13. COSTS AND EXPENSES; INDEMNITY.

          (a) Borrower agrees to pay on demand all costs and expenses of Lender, including without limitation all reasonable attorneys' fees, in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement, and the assignment, sale or other disposal of any of the LLC Collateral.

          (b) Borrower hereby agrees to indemnify Lender and any of its affiliates, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, demands, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including, without limitation, reasonable attorneys' fees and attorneys' fees incurred pursuant to Chapter 11 United States Code, which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of this Agreement, including in connection with any infringement or alleged infringement with respect to any LLC Collateral, or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities"); provided that Borrower shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

          (c) Any amounts payable to Lender under this Section 13 or otherwise under this Agreement if not paid upon demand shall bear interest from the date of such demand until paid in full, at the rate of interest set forth in the Note.

     SECTION 14. BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Borrower, Lender and their respective permitted successors and permitted assigns. Borrower shall not have the right to assign its rights or obligations or any interest herein without the prior written consent of Lender. Lender reserves the right freely to sell, assign, transfer or grant participations in all or any portion of Lender's rights and obligations hereunder (i) to one or more Affiliates of Lender and/or
(ii) with the prior consent of Borrower (which consent shall not be unreasonably withheld) to any other Person.

     SECTION 15. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the law of the State of California, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any LLC Collateral are governed by the law of a jurisdiction other than California.

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     SECTION 16. AMENDMENT.  This Agreement and the other Loan Documents contain the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties as provided in the Credit Agreement.

     SECTION 17. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

     SECTION 18. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 19. INCORPORATION OF PROVISIONS OF THE CREDIT AGREEMENT. To the extent the Credit Agreement contains provisions of general applicability to the Loan Documents, such provisions are incorporated herein by this reference.

     SECTION 20. TERMINATION. Upon payment and performance in full of all Obligations, this Agreement shall terminate and Lender shall promptly execute and deliver to Borrower such documents and instruments reasonably requested by Borrower as shall be necessary to evidence termination of all security interests given by Borrower to Lender hereunder; provided, however, that (i)the obligations of Borrower under Section 13 hereof shall survive such termination and (ii) in the event a voluntary proceeding in bankruptcy is filed by Borrower or an involuntary proceeding in bankruptcy is filed against Borrower, this Agreement and Lender's interest in the LLC Collateral created hereby shall survive such proceeding.

     SECTION 21. SECURITY AGREEMENT. Borrower acknowledges that the rights and remedies of Lender with respect to the security interests in the LLC Collateral granted hereby may be more fully set forth in the Security Agreement and the other Loan Documents, and all such rights and remedies are cumulative.

     SECTION 22. NO INCONSISTENT REQUIREMENTS. Borrower acknowledges that this Agreement and the Security Agreement may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Borrower agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

        [Remainder of page left intentionally blank; signatures follow]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Membership Interest Pledge Agreement, as of the date first above written.



                                           BORROWER:

                                           AMERIGON INCORPORATED, a California
                                           corporation


                                           By: /s/ Richard A. Weisbart
                                               --------------------------------
                                               Richard A. Weisbart,
                                               President and CEO



                                           LENDER:
                                           BIG BEAVER INVESTMENTS LLC, a
                                           Delaware limited liability company


                                           By: /s/ O. B. Marx, III
                                               --------------------------------
                                               Name:  Oscar B. Marx, III
                                                    ---------------------------
                                               Title: President
                                                      -------------------------


AGREED AND ACCEPTED:

BSST LLC, a Delaware limited liability
company


By: /s/ Lon E. Bell
    ----------------------------------
    Name:  Dr. Lon E. Bell
          ----------------------------
    Title: President
           ---------------------------